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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004





                                    FORM 8-K




                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 29, 1998




                          Commission file number 1-977
                                                 -----


                                 CBS CORPORATION
                                 ---------------
                          (Exact name of registrant as
                            specified in its charter)



       PENNSYLVANIA                                     25-0877540
       ------------                                     ----------
(State or other jurisdiction                         (I.R.S. Employer
     of incorporation)                             Identification Number)


                     51 West 52nd Street, New York, NY 10019
                     ---------------------------------------
               (Address of principal executive offices; zip code)




                                 (212) 975-4321
                                 --------------
                (Registrant's Telephone No., including area code)



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Item 5.       Other Events

On October 29, 1998, the Registrant issued a press release concerning earnings for the quarter and year-to-date ended September 30, 1998. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein. A copy of the Condensed Consolidated Statement of Income for the quarter and year-to-date ended September 30, 1998 and 1997 is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety. Certain segment information has been restated to reflect the allocation of the goodwill acquired in connection with the 1995 acquisition of CBS Inc. between the Radio and Outdoor Advertising, and Television segments. Such goodwill and related amortization was previously recorded in Corporate and Other. A copy of the restated segments for 1998, 1997, and 1996 by quarter and total year for 1995 is attached hereto as Exhibit 99.3 and incorporated herein in its entirety.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c) Exhibits

                    Exhibit No.

                    99.1 Press release concerning earnings of the Registrant for the quarter ended September 30, 1998 is filed as Exhibit 99.1 to this Report.

                    99.2 Condensed Consolidated Statement of Income for the quarter and year-to-date ended September 30, 1998 and 1997, is filed as Exhibit 99.2 to this Report.

                    99.3 Segment Results for 1998, 1997, and 1996, by quarter and total year for 1995 is filed as
                              Exhibit 99.3 to this Report.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   CBS CORPORATION
                                                     (Registrant)



                                             By: /s/ CAROL V. SAVAGE
                                                -------------------------------
                                                     Carol V. Savage
                                                 Vice President, Finance


   Date:  October 29, 1998


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                                  EXHIBIT INDEX



Exhibit No.         Description                            Sequential Page No.
-----------         -----------                            -------------------

99.1                Press Release

99.2                Condensed Consolidated Statement of
                    Income for the quarter and
                    year-to-date ended September 30,
                    1998 and 1997.

99.3                Segment Results for 1998, 1997,  and
                    1996 by quarter and total year for
                    1995.